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                                    EXHIBIT 1

                                POWER OF ATTORNEY

         The undersigned hereby appoints any officer of Sponsor Investments, LLC, his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Form 3, Form 4, Form 5, and any amendments thereto or any related documentation which may be required to be filed in his individual capacity as a result of the undersigned's direct or indirect beneficial ownership of, or participation in a group with respect to, shares of common stock of North American Technologies Group, Inc., and granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof. The authority of any officer of Sponsor Investments, LLC under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Schedule 13Ds, Form 3s, Form 4s, and Form 5s unless revoked earlier in writing.

         The undersigned shall not be deemed to admit membership in a group by reason of executing this Power of Attorney.

         This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.


Date: February 24, 2005

                        SPONSOR INVESTMENTS, LLC
                        By: Herakles Investments, Inc., Manager

                        By:     /s/ Robert W. Korba
                        -------------------------------------------------------
                        Name:   /s/ Robert W. Korba
                        Title:  President


                        HERAKLES INVESTMENTS, INC.

                        By:     /s/ Robert W. Korba
                        -------------------------------------------------------
                        Name:   Robert W. Korba
                        Title:  President


                        ASTRAEA INVESTMENT MANAGEMENT, L.P.
                        By: Astraea Investment and Management Services Company, a Delaware corporation, General Partner

                        By:     /s/ Bruce Leadbetter
                        -------------------------------------------------------
                        Name:   Bruce Leadbetter
                        Title:  President

                                /s/ Paul Pottinger
                        -------------------------------------------------------
                        Paul Pottinger





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                        /s/ Christopher Bancroft
                ----------------------------------------------------------------
                Christopher Bancroft

                        /s/ Michael Jordan
                ----------------------------------------------------------------
                 Michael Jordan

                        /s/ John M. Pigott
                ----------------------------------------------------------------
                John M. Pigott

                        /s/ Goh Yong Siang
                ----------------------------------------------------------------
                Goh Yong Siang

                        /s/ Pat Long
                ----------------------------------------------------------------
                Pat Long

                        /s/ David Kellogg
                ----------------------------------------------------------------
                David Kellogg

                        /s/ Charles Jarvie
                ----------------------------------------------------------------
                Charles Jarvie

                        /s/ David Pasahow
                ----------------------------------------------------------------
                 David Pasahow


                CRESTVIEW CAPITAL MASTER, LLC

                By:     /s/ Robert Hoyt
                ----------------------------------------------------------------
                Name:   Robert Hoyt
                Title:  Managing Director


                MIDSUMMER INVESTMENT, LTD.

                By:     /s/ Scott D. Kaufman
                ---------------------------------------------------------------
                Name:   Scott D. Kaufman
                Title:  Manager, Director Midsummer Capital LLC as
                        Investment Advisor to Midsummer Investment, Ltd.


                ISLANDIA, L.P.

                By:     /s/ Edgar Berner
                ----------------------------------------------------------------
                Name:   Edgar Berner
                Title:  Vice President of John Lang, Inc. G.P. of Islandia, L.P.





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                                BIG BEND XI INVESTMENTS, LTD

                                By:     /s/ Steven D. Leeke
                                --------------------------------------------
                                Name:   Steven D. Leeke
                                Title:  Authorized Representative


                                HLT FFT, LLC

                                By:     /s/ Harris Toibb
                                --------------------------------------------
                                Name:   Toibb Management LLC, Its Manager
                                Title:  Harris Toibb, Manager

                                        /s/ Richard P. Kiphart
                                --------------------------------------------
                                 Richard Kiphart


                                CRESTVIEW WARRANT FUND, L.P.

                                By:     /s/ Steven J. Halpern
                                --------------------------------------------
                                Name:   Steven J. Halpern
                                Title:  Managing Member


                                ROOSTER, L.P.

                                By:     /s/ Richard O. Berner
                                --------------------------------------------
                                Name:   Richard O. Berner
                                Title:  Vice President of Duck Jibe II, Co.,
                                        General Partner of Rooster, L.P.